Q Lotus Holdings, Inc.
A Diversified Financial
Holding Company

QLOTUS

500 N Dearborn St, Suite 605
Chicago, IL 60654
(312) 379-1800

March 9, 2012

Frank Powers
1 Hughes Center Dr, Unit 1604
Las Vegas, NV 89169

Re: 3rd Amendment to Promissory Note

Dear Frank:

In accordance with our discussions, Q Lotus Holdings, Inc. and Frank Powers hereby agree to amend the Promissory Note dated December 1, 2011 (as amended, supplemented or otherwise modified from time to time) between Q Lotus Holdings, Inc. and Frank Powers in the amount of one hundred thousand dollars ($100,000) such that, notwithstanding anything contained in the Promissory Note to the contrary:

1. Q Lotus Holdings, Inc. ("Obligor') hereby promises to pay to the order of Frank Powers ("Payee') the principal sum of Two Hundred Thirty Thousand Dollars ($230,000); and

2. The Maturity Date is hereby extended to April 9, 2012.

Please acknowledge your acceptance of the above change by executing this amendment below.

Q Lotus Holdings, Inc.

By: [signature]
Gary Rosenberg
Its: CEO

Understood and Agreed to this 9th day of March, 2012.

By: [signature]
Frank Powers